SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

Check the appropriate box:

X    Preliminary Information Statement

_    Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2))

_    Definitive Information Statement

                               MACHINETALKER, INC.
          -------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

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X    No fee required.

__   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:


__   Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                               MACHINETALKER, INC.
                              513 DE LA VINA STREET
                         SANTA BARBARA, CALIFORNIA 93101

                         NOTICE OF ACTION TO BE TAKEN BY
                                THE SHAREHOLDERS

                                FEBRUARY 27, 2009


To The Shareholders of MachineTalker, Inc.

         Roland F. Bryan, Gerald A. Nadler, Christopher S. Outwater, and UTEK Corporation (collectively, the "Majority Shareholders") are entitled to vote of a total of 113,367,143 shares or approximately 51.4% of the total issued and outstanding stock of MachineTalker, Inc., a Delaware corporation (the "Company"). The Majority Shareholders intend to adopt a resolution by written consent in lieu of a meeting pursuant to the General Corporation Law of the State of Delaware Effect in order to effect a one-for-five reverse stock split of all issued and outstanding common stock of the Company for shareholders of record.


             Roland F. Bryan, Chief Executive Officer and President

                                   -----------

             WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                                   -----------

                               MACHINETALKER, INC.
                              513 DE LA VINA STREET
                         SANTA BARBARA, CALIFORNIA 93101


                                FEBRUARY 27, 2009

                               SHAREHOLDERS ACTION

         The Majority Shareholders submitted their consents to the shareholder resolutions described in this Information Statement on or about February 26, 2009 to be effective upon satisfaction by the Company of all applicable filing and notification requirements of the Securities and Exchange Commission. As of February 26, 2009, the Majority Shareholders were entitled to vote of record 113,367,143 shares of the Company's common stock, par value $0.001 per share, or approximately 51.4% of the total issued and outstanding common stock of the
Company. The remaining outstanding shares of common stock are held by approximately 285 other shareholders.

         The Majority Shareholders consist of Roland F. Bryan, the Chairman, Chief Executive Officer, and President of the Company, Gerald A. Nadler, the Chief Scientist of the Company, Christopher S. Outwater, and UTEK Corporation.

         Holders of the common stock of record as of February 26, 2009 are entitled to submit their consent to the shareholder resolutions described in this Information Statement, although no shareholder consents other than that of the Majority Shareholders are required to be submitted in order for the resolution to be adopted. The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholders will consent to all of the shareholder resolutions described in this Information Statement. Other shareholders who desire to submit their consents must do so by April 2, 2009 and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. California law does not require that the proposed transactions be approved by a majority of the disinterested shareholders. A total of 220,933,497 shares of common stock will be entitled to vote on the Company's proposed transactions described in this Information Statement.


                        THE COMPANY AND THE TRANSACTIONS

PROPOSED SHAREHOLDER ACTION

         The Company has its executive offices at 513 De La Vina Street, Santa Barbara, California 93101, and its telephone number is (805) 957-1680. As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, the Company proposes to amend its Certificate of Incorporation (the "Certificate Amendment") in order to effect a one-for-five reverse stock split of all issued and outstanding common stock of the Company for shareholders of record on the date the Certificate Amendment is recorded.

         The Board of Directors of the Company voted unanimously to implement the Certificate Amendment because the Board of Directors believes that effecting a one-for-five reverse stock split of all issued and outstanding common stock of the Company will allow the Company to raise the capital necessary for the Company to grow its business in the future.

         The Company is not expected to experience a material tax consequence as a result of the Certificate Amendment. Effecting the reverse stock split may, however, subject the Company's existing shareholders to future dilution of their ownership and voting power in the Company because more authorized but unissued stock will be available to the Company.

ADDITIONAL INFORMATION

         Additional information regarding the Company, its business, its capital stock, and its financial condition are included in the Company's Form 10-KSB annual report and its Form 10-Q quarterly reports. Copies of the Company's Form 10-KSB for its fiscal year ending December 31, 2007, as well as the Company's Form 10-Q for the quarters ending March 31, 2008, June 30, 2008 and September 30, 2008, are available upon request to: Roland F. Bryan, Chief Executive Officer and President, MachineTalker, Inc., 513 De La Vina Street, Santa Barbara, California 93101.


                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO ROLAND F. BRYAN, CHIEF EXECUTIVE OFFICER OF THE COMPANY, AT MACHINETALKER, INC., 513 DE LA VINA STREET, SANTA BARBARA, CALIFORNIA 93101, TELEPHONE (805) 957-1680. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.

                                    EXHIBIT A
                    AMENDMENT TO CERTIFICATE OF INCORPORATION

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

                                       OF

                               MACHINETALKER, INC.


IT IS HEREBY CERTIFIED THAT:

         (1)      The name of this Corporation is MACHINETALKER, INC.

         (2) The original Certificate of Incorporation of this corporation was filed with the Secretary of State of the State of Delaware on January 30, 2002.

         (3) The amendment to the Corporation's Certificate of Incorporation set forth below has been duly adopted by the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with Section 242 of the Delaware General Corporation Law, with the approval of the Corporation's stockholders having been given by written consent without a meeting in accordance with Section 228 of the Delaware General Corporation Law.


                                     TENTH:

                  Effective on the date of the recording of this Amendment to Certificate of Incorporation with the Delaware Secretary of State, there shall be a one-for-five split of all issued and outstanding Common Stock of the Corporation such that for every five shares of Common Stock outstanding on such recording date, the shareholder of that Common Stock of record on such recording date shall thereafter own one share of Common Stock.


         IN  WITNESS  WHEREOF,   said   MachineTalker,   Inc.  has  caused  this
Certificate to be signed by duly authorized officers on this ___ day of April 2009.




                    By:
                       --------------------------------------------------
                        Roland F. Bryan, President and Secretary




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